UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2019

Transatlantic Capital Inc.
(Exact name of registrant as specified in its charter)

Commission File No: 000-504802

Nevada		98-0377767
(State or Other Jurisdiction		(I.R.S. Employer
Of Incorporation or Organization)		Identification Number)

406 Mini Drive Vallejo, CA		94589
(Address of Principal Executive Offices)		(Zip Code)

(707) 373-3031
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 7, 2019, Board of Directors of the Company accepted the resignation of MaloneBailey, LLP (“MaloneBailey") as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Boyle CPA, LLC (“Boyle”) as the Company’s independent registered public accounting firm for the quarter ending September 30, 2017 to date and its engagement agreement dated June 7, 2019. Boyle is located at 361 Hopedale Drive SE, Bayville, New Jersey 08721.

The Company’s financial statements for the fiscal years ended December 31, 2016 were audited by MaloneBailey which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and through June 7 2, 2019, (a) there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone Bailey with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested MaloneBaileye to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of Malone Bailey letter to the SEC dated June 7, 2019.

During the Company's previous fiscal years ended December 31, 2005 through June 7, 2019, neither the Company nor anyone on the Company's behalf consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized MaloneBailey to respond fully to all inquiries from Boyle.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibits

16.1	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated June 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trabsatlantic Capital Inc.

Date:	June 19, 2019	9By:	/s/Deanna Johnson
		Name:	Deana Johnson
		Title:	President